Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Capital Appreciation Fund

AMG Managers Cadence Mid Cap Fund

AMG Managers Cadence Emerging Companies Fund

Supplement dated January 3, 2017 to the Prospectus, dated October 1, 2016, as revised October 27, 2016, and

Statement of Additional Information, dated October 1, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Managers Cadence Capital Appreciation Fund, AMG Managers Cadence Mid Cap Fund and AMG Managers Cadence Emerging Companies Fund, each a series of AMG Funds III (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and revised as noted above.

Effective immediately, William B. Bannick no longer serves as a portfolio manager of the Funds. Robert L. Fitzpatrick, Michael J. Skillman, Robert E. Ginsberg and Stephen C. Demirjian are the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund. Accordingly, all references in the Prospectus and SAI to Mr. Bannick are hereby deleted and all references to the portfolio managers of the Funds shall refer to Messrs. Fitzpatrick, Skillman, Ginsberg and Demirjian.

In addition, the table pertaining to Mr. Bannick under the heading “Management of the Funds – Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Manager(s)” on pages 39-40 of the SAI is hereby deleted.

Finally, the information regarding Mr. Bannick under the heading “Management of the Funds – Portfolio Managers of the Funds –Portfolio Manager Ownership of Fund Shares” on page 41 of the SAI is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST400